SUPPLEMENT TO
                                  -------------
                                 TRUST AGREEMENT
                                 ---------------
                                       FOR
                                       ---
                             REVOLVING SERIES 1998-1
                             ------------------------

         This Supplement to Trust Agreement for Revolving Series 1998-1 (as amended or modified from time to time, this "Supplement"), dated as of August 1, 1998, is entered into among Allegiance Funding Corp. I, a Delaware corporation (the "Depositor"), Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), and Point West Capital Corporation, as servicer, a Delaware corporation (the "Servicer").

         This Supplement incorporates by reference all of the provisions of the Trust Agreement (the "Trust Agreement"), dated as of August 1, 1998, among the Depositor, the Servicer and the Trustee entered into in connection with the transactions described below.

         The Depositor has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Allegiance Capital Trust I Revolving Certificates, Series 1998-1 (the "98-1 Revolving Certificates"), which shall consist of the Class A-R Revolving Certificates, Series 1998-1 (the "98-1 Class A-R Certificates") in an aggregate principal amount not to exceed $20,950,000, Class B-R Revolving Certificates, Series 1998-1 (the "98-1 Class B-R Certificates") in an aggregate principal amount not to exceed $3,300,045, Class C-R Revolving Certificates, Series 1998-1 (the "98-1 Class C-R Certificates") in an aggregate principal amount not to exceed $2,100,000, and Class D-R Revolving Certificates, Series 1998-1 (the "98-1 Class D-R Certificates") in an aggregate principal amount not to exceed $3,650,000, each issuable as provided in the Trust Agreement. This Series of Certificates is hereby designated as a "Revolving Series" under the Trust Agreement. The Class A-R Certificates, Class B-R Certificates and Class C-R Certificates have initial credit ratings from the Rating Agency of A, BBB and BB, respectively, and the Class D-R Certificates are not rated. The Loan Schedule listing the Loans conveyed to the Trustee on the Delivery Date for this Series is attached hereto as Schedule A. Pursuant to Section 2.02 of the Trust Agreement, this Supplement sets forth the following additional terms applicable to this Series of Certificates.

Section 1.01        Definitions.
----------        ------------

         "Applicable Rate Spread": For each of the Class A-R, Class B-R and Class C-R Certificates within this Series, the amount specified below (or as otherwise adjusted pursuant to Section 5 hereof):

                  Class A-R = 2.00% per annum
                  Class B-R = 2.80% per annum Class
                  C-R = 5.50% per annum

         "Certificate Interest Rate": (a) For the Class A-R Certificates in this Series, a per annum rate equal to the LIBOR Rate plus the Applicable Rate Spread for such Class, provided that such Certificate Interest Rate shall not exceed the Maximum Interest Rate; (b) for the Class B-R and C-R Certificates in this Series, respectively, the rate that provides a bond equivalent yield equal to the sum of the Applicable Rate Spread for such Class plus the Treasury Rate for such Class (as reset for each Funding Date for such Class), which computation shall have been approved in writing by the Certificateholder Agent; and (c) for the Class D-R Certificates in this Series, 0.0%.

         "Class A-R Certificate": Any Certificate of this Series designated as a Class A-R Certificate, substantially in the form attached hereto as Exhibit A, and which is Outstanding as of any date.

         "Class B-R Certificate": Any Certificate of this Series designated as a Class B-R Certificate, substantially in the form attached hereto as Exhibit B, and which is Outstanding as of any date.

         "Class C-R Certificate": Any Certificate of this Series designated as a Class C-R Certificate, substantially in the form attached hereto as Exhibit C, and which is Outstanding as of any date.

         "Class D-R Certificate": Any Certificate of this Series designated as a Class D-R Certificate, substantially in the form attached hereto as Exhibit D, and which is Outstanding as of any date.

         "Delivery Date":  August 19, 1998.

         "Draw Fee": With respect to any Funding, an amount equal to the product of (i) 0.0010 and (ii) the Funding Amount for such Funding that is attributable to any Rated Certificates of this Series.

         "Excess Funding Amount": With respect to any Funding Date, if the requested Funding Amount (a) would, under Section 2 hereof, cause the Outstanding Principal Amount of a Class of Certificates in this Series (other than the Class A-R Certificates) to equal the Maximum Series Amount for such Class but (b) would not be in an amount sufficient to also permit a Funding in the amount of the Minimum Funding Amount for the next Class of Certificates to be funded pursuant to Section 2 hereof, the amount by which the requested Funding Amount exceeds the Maximum Series Amount for the Class of Certificates referenced in clause (a) of this definition.

         "Funding Termination Event": The earlier to occur of (a) the cumulative Funding of Loans having an aggregate Loan Balance of $60,000,045 and (b) the occurrence of a Depositor Event of Default, Servicer Event of Default or Special Servicer Event of Default that has not been cured or waived within thirty (30) days after written notice thereof.

         "Initial Funding Amount": For each of the Class A-R, Class B-R, Class C-R and Class D-R Certificates within this Series, the amount specified below:

                  Class A-R = $0.0
                  Class B-R = $0.0
                  Class C-R = $0.0
                  Class D-R = $3,650,000


         "Initial Payment Date": October 15, 1998.

         "LIBOR Rate": With respect to each Accrual Period, a per annum interest rate equal to the rate for London interbank offered quotations for one-month Eurodollar deposits determined by the Servicer for such Accrual Period as follows:

         (a) On each Reset Date, the Servicer will determine the LIBOR Rate on the basis of the rate for deposits in U.S. Dollars for a period of one month that appears on Bloomberg MMR2 or, if unavailable, Telerate Page 3750, as of 11:00 a.m. (London time) on such Reset Date.

         (b) If such rate does not appear on Telerate Page 3750 or Bloomberg MMR2, the rate for such Reset Date will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market for a period of one month commencing on that Reset Date. The

         Servicer will request the principal London office of each of the Reference Banks to provide such a quotation. If, on any Reset Date: (i) at least two Reference Banks provide quotations when requested, the LIBOR Rate for such Reset Date will be the arithmetic mean of the quotations so received; or (ii) only one or none of the Reference Banks provides such a quotation, the LIBOR Rate will be the arithmetic mean of the offered rates quoted by major banks in New York City selected by the Servicer at approximately 11:00 a.m. (New York City time) on such Reset Date for loans to leading European banks in U.S. Dollars for a period of one month commencing on that Reset Date.

         (c) If, on any Reset Date, the LIBOR Rate cannot be calculated pursuant to one of the above methods, the LIBOR Rate for such Reset Date shall be the rate as most recently determinable under such methods.

         "Maximum Interest Rate": A per annum rate for the Class A-R Certificates that is derived from its pro rata share of the Series Percentage of interest due on the Loans less the Series Percentage of Scheduled Expenses, with such pro ration based upon the relative rate at which interest otherwise accrues among Classes of this Series.

         "Maximum Series Amount": $30,000,045, allocated to each Class of Certificates in this Series as follows (or as otherwise adjusted pursuant to Section 4 hereof):

                  Class A-R = $20,950,000
                  Class B-R = $ 3,300,045
                  Class C-R = $ 2,100,000
                  Class D-R = $ 3,650,000

         "Minimum Funding Amount": The amount specified below for each Class of Certificates in this Series:

                  Class A-R = $ 1,000,000
                  Class B-R = $ 3,300,045
                  Class C-R = $ 2,100,000
                  Class D-R = $ 1,000

provided  that:  (a) with respect to the final  funding prior to issuance of any
--------
Term Certificates, the Minimum Funding Amount for the Class A-R Certificates shall be $100,000; and (b) the Minimum Funding Amount for each Class of Certificates in this Series shall be as otherwise adjusted pursuant to Section 4 hereof.

         "Non-Usage Fee": With respect to each Accrual Period through the Funding Termination Date, an amount, payable to *** to the account specified in Annex 2 to the Certificate Purchase Agreement, equal to the product of (a)
0.0015 per annum and (b) the positive difference between $26,350,045 and the average Outstanding Principal Amount of all Certificates of Classes A-R, B-R and C-R in this Series during such Accrual Period.

         "Scheduled Funding Termination Date": August 31, 1999.

         "Scheduled Maturity": With respect to any Class A-R, Class B-R or Class C-R Certificate, September 15, 1999.


*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         "Series Termination Date": For each of the Class A-R, Class B-R, Class C-R and Class D-R Certificates in this Series, the date specified below:

                  Class A-R = July 15, 2019
                  Class B-R = July 15, 2019
                  Class C-R = July 15, 2019
                  Class D-R = July 15, 2019

         "Swap Agreement": Means the ISDA Master Agreement, dated as of August 1,1998, along with the related Schedule, dated as of August 1, 1998 and the Confirmation dated as of August 1,1998, between Point West Capital Corporation and the Trust.

         "Transaction Documents Date":  As of August 1,1998.

         "Treasury Rate": With respect to either the Class B-R and Class C-R Certificates, on the date three (3) Business Days prior to any Funding Date for such Class, a per annum rate equal to the bond equivalent yield on actively traded U.S. government securities with a one year maturity as set forth on page "USD" of the Bloomberg Financial Markets Screen (or if not available, any other nationally recognized trading screen reporting on-line intra-day trading in United States government securities) at 11:00 a.m. (New York time) on such date of determination, or in the event no such nationally recognized trading screen is available, the arithmetic mean of the yields for the two columns under the heading "Week Ending" published in the Federal Reserve H.15 Statistical Release under the caption "Treasury Constant Maturities" for one (1) year maturities.

Section 2.        Sequence for Fundings.
----------        ----------------------

         Holders of Certificates in this Series shall provide Fundings under this Series in sequence, by Class, in reverse order of alphabetical designation such that no Class in this Series shall be obligated to make a Funding under
Section 4.05 of the Trust Agreement unless all subordinated Classes in this Series have an Outstanding Principal Amount (taking into account any Fundings by such subordinated Class on such Funding Date) equal to the Maximum Series Amount for such Class; provided that, on any Funding Date, the Excess Funding Amount,
                 --------
if any, shall be funded by and allocated to the Class D-R Certificates, though such Excess Funding Amount shall not change the Maximum Series Amount for such Class; provided further that, on the next Funding Date, the Holders of
        --------
Certificates in the applicable Class of this Series then obligated to make a Funding shall first fund an amount equal to the Excess Funding Amount then held by the Holders of the Class D-R Certificates.

         On each Funding Date, all Draw Fees shall be paid as provided in the applicable Certificate Purchase Agreement(s).

Section 3.        Distributions.
----------        --------------

         Subject to the adjustments provided for in Section 5.02(c) of the Trust Agreement, on each Payment Date, the Trustee shall withdraw all funds then in the Distribution Account for such Series and shall make the following disbursements in the following order of priority (in accordance with the provisions of and instructions on the monthly Servicer Report):

         (a) to pay the interest accrued as of that Payment Date on all outstanding Class A-R Certificates of this Series and any overdue interest;

         (b) to pay the interest accrued as of that Payment Date on all outstanding Class B-R Certificates of this Series and any overdue interest;

         (c) to pay the interest accrued as of that Payment Date on all outstanding Class C-R Certificates of this Series and any overdue interest;

         (d)      to pay any Non-Usage Fees then due;

         (e) to the extent of the Series Percentage of any Interest Collections in excess of Scheduled Expenses and amounts distributed pursuant to clauses (a)
- (d) above, to deposit into the Reserve Account an amount equal to the Series Percentage of the amount necessary to bring the balance therein to an amount equal to the Reserve Account Required Balance;

         (f) to the extent of any remaining Series Collections, to pay to the Class A-R Certificateholders of this Series an amount equal to the Principal Distribution Amount allocable this Series, to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full;

         (g) to the extent of any remaining Series Collections, to pay to the Class B-R Certificateholders of this Series an amount equal to the Principal Distribution Amount allocable this Series (and not already distributed pursuant to clause (f) above), to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full;

         (h) to the extent of any remaining Series Collections, to pay to the Class C-R Certificateholders of this Series an amount equal to the Principal Distribution Amount allocable this Series (and not already distributed pursuant to clauses (f) and (g) above), to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full;

         (i) to pay to the Class A-R Certificateholders an amount equal to that portion of the Certificate Interest Rate that would have otherwise accrued with respect to such Class in respect of a prior Payment Date but for the application of the Maximum Interest Rate, to the extent not already paid on a prior Payment Date;

         (j) to pay to the Trustee, the Servicer, the Special Servicer and the Servicing Advisor any other amounts due to them as expressly provided in the Trust Agreement or in the Servicing Agreement, including Recovery Expenses not previously reimbursed and deferred Servicer Fees, Special Servicer Fees, and Servicing Advisor Fees not otherwise paid pursuant to any Supplement or other Transaction Document;

         (k) upon the occurrence of a Depositor Event of Default, an amount sufficient to reimburse the Trustee and the Certificateholders for any expenses incurred by them in enforcing remedies available under Section 6.02 of the Trust Agreement; and

         (l) to pay any and all remaining funds to the Holders of the Class D-R Certificates and, if no such Certificates are then Outstanding, to the Depositor.

Section 4.        Right to Cause Prepayments; Adjustment of Maximum Series
--------         --------------------------------------------------------
                  Amounts and Minimum Funding Amounts.
                  ------------------------------------

         Notwithstanding any other provision of the Trust Agreement or the Certificates to the contrary, the Depositor shall have the option to cause the Trust to prepay, without premium or penalty, principal on any Outstanding Class of 98-1 Revolving Certificates on a dollar for dollar basis with the net proceeds of the issuance of a Series of Term Certificates, with such net proceeds being used to prepay all 98-1 Revolving Certificates by Class in reverse order of issuance; provided that no such prepayment of 98-1 Revolving
                            --------
Certificates shall be permitted unless all Rated Certificates are prepaid in full. Notwithstanding such prepayment, such 98-1 Revolving Certificates shall remain Outstanding and additional Fundings may be made under such Certificates in accordance with Article Three of the Trust Agreement. Following any such prepayment in connection with the issuance of a Series of Term Certificates: (a) the Maximum Series Amount for each Class of Certificates in this Series shall be adjusted from time to time to the level required by the Rating Agency to maintain the respective rating on each such Class of Certificates; provided that
                                                                   --------
in no event shall the aggregate Maximum Series Amount of $30,000,045 for all Classes be exceeded; and (b) following such adjustment, the Minimum Funding Amount for the Class B-R and Class C-R Certificates shall be adjusted upward or downward, as appropriate. Notwithstanding the foregoing, the Maximum Series Amounts and Minimum Funding Amounts shall not be increased without the consent of the Holders of Certificates in the relevant Class, and the Certificateholder Agent shall use its best efforts to obtain any required approvals.

         In addition, on any Funding Date: (i) the Class D-R Certificates may be prepaid, without premium or penalty, in the amount of any Excess Funding Amount being funded on such date by the Holders of Rated Certificates; and (ii) the Maximum Series Amount for the Class D-R Certificates shall be increased if required by the Rating Agency to maintain the rating of any Certificates of this Series in connection with a specific Funding that involves Loans that are permitted to deviate from the Program Guidelines or the Pool Criteria.

         The parties agree that the aggregate amount of each Funding under a Term Series shall be at least $15,000,000.

Section 5.        Increase in Interest Rate.
----------        --------------------------

         Notwithstanding the definition of Certificate Interest Rate set forth above, if any Class A-R, Class B-R or Class C-R Certificate in this Series is not repaid by its Scheduled Maturity, then, for any Accrual Period commencing on or after such Scheduled Maturity, the Certificate Interest Rate on such Certificate shall be increased by 1.00%.

Section 6.        Limitation of Transfer and Exchange of Class D-R Certificates.
---------         --------------------------------------------------------------

         So long as any Rated Certificates are Outstanding, the Depositor shall maintain legal and beneficial ownership of at least 51% of the Outstanding Principal Amount of the Class D-R Certificates, unless otherwise agreed to by the Controlling Holders.

Section 7.        Reserve Account Deposit.
----------        ------------------------

         On or prior to the initial Funding Date for this Series, the Depositor shall deposit $ 250,000 into the Reserve Account for investment and disbursement in accordance with Section 5.03 of the Trust Agreement.

Section 8.        Minimum Denominations
---------         ----------------------

         The Certificates of this Series shall be issuable in minimum denominations greater than $100,000 which denominations shall be, in the case of the Class A-R Certificates, integral multiples of $500, in the case of the Class B-R and Class C-R Certificates, integral multiples of $105, and in the case of the Class D-R Certificates, integral multiples of $100.

Section 9.        General Provisions.
---------         -------------------

         As supplemented by this Supplement, the Trust Agreement is in all respects ratified and confirmed and the Trust Agreement as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Trust Agreement, the terms and conditions of the Supplement shall be controlling.

         This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

         This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Depositor, the Trustee and the Servicer have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first written above.


                                ALLEGIANCE FUNDING CORP. I, as Depositor


                                By:     /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President


                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, as Trustee

                                By:     /s/ Russell T. Whitley
                                --------------------------------
                                Name:   Russell T. Whitley
                                Title:  Assistant Vice President

                                POINT WEST CAPITAL CORPORATION, as Servicer


                                By:     /s/ Alan B. Perper
                                --------------------------------
                                Name:   Alan B. Perper
                                Title:  President

                                                                 Schedule A
                                                                 -----------

                                 LOAN SCHEDULE
                                 --------------

                                                                      EXHIBIT A
                                                                      ---------

                     FORM OF CLASS A-R REVOLVING CERTIFICATE
                     ---------------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING CORP. I (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS A-R CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS, AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. A-R                                                           $
       -------                                                     ------------

                           ALLEGIANCE CAPITAL TRUST I
                 CLASS A-R REVOLVING CERTIFICATE, SERIES 1998-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)



                           Registered Owner:
                                            -------------------------

DELIVERY DATE:
              ----- --,----
                                          SERIES TERMINATION DATE: July 15, 2019

         THIS CERTIFIES THAT the registered  owner  specified above is the owner
of a(n)            DOLLAR AND NO CENTS ($          ) nonassessable,  fully paid,
       -----------                       ----------
undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding Corp. I (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Revolving Series 1998-1, dated as of August 1, 1998, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class A-R Revolving Certificates, Series 1998-1 having a scheduled maturity of August 16, 1999 and a Series Termination Date of July 15, 2019 (herein called the "Class A-R Certificates") issued and to be issued under the Trust Agreement. This Class A-R Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class A-R Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings made by the Holder of this Certificate (as reduced by any amounts distributed as principal during the Funding Period),
pursuant to this Certificate, shall not exceed ($        ).
                                                 --------
         This Class A-R Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class A-R Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs in the amount of the applicable First Period Interest, which interest shall be paid on the next Payment Date. The First Period Interest on the Funding Amount shall be determined on the Funding Date at the rate established on the applicable Reset Date. Notwithstanding the foregoing, if the Outstanding Principal Amount of this Certificate is not paid in full by its Scheduled Maturity, then, for any Accrual Period commencing on or after such Scheduled Maturity, the Floating Rate Spread on this Certificate shall be increased by 1.00%. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class A-R Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class A-R Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class A-R Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class A-R Certificate and of any Class A-R Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class A-R Certificate. Each installment of principal payable on this Class A-R Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class A-R Principal Distribution Amount available to be paid in accordance with the priorities of Section 3 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class A-R Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class A-R Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class A-R Certificate bears to the Outstanding Principal Amount of all Class A-R Certificates of such Series; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class A-R Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class A-R Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class A-R Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any

Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The  property  of the Trust  Estate  includes  certain  Loan Assets and certain other assets described in the Trust Agreement. The Class A-R Certificates of the 1998-1 Series and all other Series of Class A-R Certificates issued under the Trust Agreement are payable out of the Trust Estate pari passu among such Class A-R Certificateholders equally and ratably without prejudice, priority or distinction between any Class A-R Certificate by reason of time of issue or otherwise. The Class A-R Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class A-R Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class A-R Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class A-R Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time, except that the Depositor may cause the Trust to prepay on a dollar for dollar basis the principal, without penalty or premium, of any Outstanding Series of Revolving Certificates with the proceeds of the issuance of a Series of Term Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-R Certificates of the same Scheduled Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the

Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class A-R Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class A-R Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class A-R Certificate, but solely from the assets of the Trust Estate and the Class A-R Certificate Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed.

         IN WITNESS WHEREOF, Allegiance Funding Corp. I has caused this instrument to be signed, manually, by its President or a Vice President.

                                                  ALLEGIANCE FUNDING CORP. I

                                                   By:
                                                       -----------------------
                                                   Title:
                                                        ----------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the  Class  A-R   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
    ----------------------------------------
                 Authorized Signatory

Schedule to Class A-R Revolving Certificates, Series 1998-1

Disbursement                                               Principal
Date of                   Amount of                        Payment &
Funding                   Funding                          Date Paid

-------------------------------------------------------------------------------

                                                                      EXHIBIT B
                                                                      ---------

                     FORM OF CLASS B-R REVOLVING CERTIFICATE
                     ---------------------------------------


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING CORP. I (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS B-R CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. B-R                                                             $
       ---------------                                               -----------
PPN:     01747# AB 8


                           ALLEGIANCE CAPITAL TRUST I
                 CLASS B-R REVOLVING CERTIFICATE, SERIES 1998-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)


                           Registered Owner:
                                            ---------------------

DELIVERY DATE:                            SERIES TERMINATION DATE: July 15, 2019
              --- --,---

         THIS CERTIFIES THAT the registered  owner  specified above is the owner
of a(n)          DOLLAR AND NO CENTS ($          ) nonassessable,  fully paid,
       ----------                      ----------
undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding Corp. I (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Revolving Series 1998-1, dated as of August 1, 1998, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class B-R Revolving Certificates, Series 1998-1 having a Scheduled Maturity of September 15, 1999 and a Series Termination Date of July 15, 2019 (herein called the "Class B-R Certificates") issued and to be issued under the Trust Agreement. This Class B-R Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class B-R Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings made by the Holder of this Certificate (as reduced by any amounts distributed as principal during the Funding Period),
pursuant to this Certificate, shall not exceed ($         ).
                                                 ---------
         This Class B-R Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class B-R Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs in the amount of the applicable First Period Interest, which interest shall be paid on the next Payment Date. The First Period Interest on the Funding Amount shall be determined on the Funding Date at the rate established on the applicable Reset Date. Notwithstanding the foregoing, if the Outstanding Principal Amount of this Certificate is not paid in full by its Scheduled Maturity, then, for any Accrual Period commencing on or after such Scheduled Maturity, the Applicable Rate Spread on this Certificate shall be increased by 1.00%. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class B-R Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class B-R Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class B-R Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class B-R Certificate and of any Class B-R Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class B-R Certificate. Each installment of principal payable on this Class B-R Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class B-R Principal Distribution Amount available to be paid in accordance with the priorities of Section 3 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class B-R Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class B-R Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class B-R Certificate bears to the Outstanding Principal Amount of all Class A-R Certificates of such Series; provided that, if as a result of such proration a
                               --------
portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class B-R Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class B-R Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of all Class B-R Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The  property  of the Trust  Estate  includes  certain  Loan Assets and certain other assets described in the Trust Agreement. The Class B-R Certificates of the 1998-1 Series and all other Series of Class B-R Certificates issued under the Trust Agreement are payable out of the Trust Estate pari passu among such Class B-R Certificateholders equally and ratably without prejudice, priority or distinction between any Class B-R Certificate by reason of time of issue or otherwise. The Class B-R Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class B-R Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class B-R Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class B-R Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time, except that the Depositor may cause the Trust to prepay on a dollar for dollar basis the principal, without penalty or premium, of any Outstanding Series of Revolving Certificates with the proceeds of the issuance of a Series of Term Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B-R Certificates having the same Scheduled Maturity, Series Termination Date, authorized denomination(s) and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class B-R Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class B-R Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class B-R Certificate, but solely from the assets of the Trust Estate and the Class B-R Certificate Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed.

         IN WITNESS WHEREOF, Allegiance Funding Corp. I has caused this instrument to be signed, manually, by its President or a Vice President.


                                                 ALLEGIANCE FUNDING CORP. I

                                                  By:
                                                     ------------------------
                                                  Title:
                                                     ------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the  Class  B-R   Certificates   described   in  the
within-mentioned Trust Agreement.




Dated:
      --------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee


By:
      ---------------------------------
                  Authorized Signatory

Schedule to Class B-R Revolving Certificates, Series 1998-1


 Disbursement                                              Principal Payment
 Date of Funding               Amount of Funding           and Date Paid
--------------------------------------------------------------------------------

                                                                   EXHIBIT C
                                                                   ----------

                     FORM OF CLASS C-R REVOLVING CERTIFICATE
                     ---------------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING CORP. I (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS C-R CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. C-R                                                               $
       ----------------                                                ---------
PPN:     01747# AC 6


                           ALLEGIANCE CAPITAL TRUST I
                 CLASS C-R REVOLVING CERTIFICATE, SERIES 1998-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)


                           Registered Owner:
                                             ------------------------

DELIVERY DATE:                            SERIES TERMINATION DATE: July 15, 2019
              ---- --,----

         THIS CERTIFIES THAT the registered  owner  specified above is the owner
of a(n)            DOLLAR AND NO CENTS ($          ) nonassessable,  fully paid,
        ----------                       ----------
undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding Corp. I (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Revolving Series 1998-1, dated as of August 1, 1998, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class C-R Revolving Certificates, Series 1998-1 having a Scheduled Maturity of September 15, 1999 and a Series Termination Date of July 15, 2019 (herein called the "Class C-R Certificates") issued and to be issued under the Trust Agreement. This Class C-R Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class C-R Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            ---------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings made by the Holder of this Certificate (as reduced by any amounts distributed as principal during the Funding Period),
pursuant to this Certificate, shall not exceed ($        ).
                                                 -------
         This Class C-R Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class C-R Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs in the amount of the applicable First Period Interest, which interest shall be paid on the next Payment Date. The First Period Interest on the Funding Amount shall be determined on the Funding Date at the rate established on the applicable Reset Date. Notwithstanding the foregoing, if the Outstanding Principal Amount of this Certificate is not paid in full by its Scheduled Maturity, then, for any Accrual Period commencing on or after such Scheduled Maturity, the Applicable Rate Spread on this Certificate shall be increased by 1.00%. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class C-R Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class C-R Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class C-R Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class C-R Certificate and of any Class C-R Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class C-R Certificate. Each installment of principal payable on this Class C-R Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class C-R Principal Distribution Amount available to be paid in accordance with the priorities of Section 3 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class C-R Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class C-R Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class C-R Certificate bears to the Outstanding Principal Amount of all Class C-R Certificates of such Series; provided that, if as a result of such proration a
                               --------
portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class C-R Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class C-R Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of all Class C-R Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The  property  of the Trust  Estate  includes  certain  Loan Assets and certain other assets described in the Trust Agreement. The Class C-R Certificates of the 1998-1 Series and all other Series of Class C-R Certificates issued under the Trust Agreement are payable out of the Trust Estate pari passu among such Class C-R Certificateholders equally and ratably without prejudice, priority or distinction between any Class C-R Certificate by reason of time of issue or otherwise. The Class C-R Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class C-R Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class C-R Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class C-R Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time, except that the Depositor may cause the Trust to prepay on a dollar for dollar basis the principal, without penalty or premium, of any Outstanding Series of Revolving Certificates with the proceeds of the issuance of a Series of Term Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C-R Certificates having the same Scheduled Maturity, Series Termination Date, authorized denomination(s) and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class C-R Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class C-R Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class C-R Certificate, but solely from the assets of the Trust Estate and the Class C-R Certificate Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed.

         IN WITNESS WHEREOF, Allegiance Funding Corp. I has caused this instrument to be signed, manually, by its President or a Vice President.


                                                 ALLEGIANCE FUNDING CORP. I

                                                  By:
                                                     ------------------------
                                                  Title:
                                                      ------------------------



                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the  Class  C-R   Certificates   described   in  the
within-mentioned Trust Agreement.

Dated:
      --------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee


By:
      ---------------------------------
                  Authorized Signatory

Schedule to Class C-R Revolving Certificates, Series 1998-1


 Disbursement                                              Principal Payment
 Date of Funding               Amount of Funding           and Date Paid
--------------------------------------------------------------------------------

                                                                      EXHIBIT D
                                                                      ---------

                     FORM OF CLASS D-R REVOLVING CERTIFICATE
                     ---------------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING CORP. I (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS D-R CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. D-R                                                    $
        --------------                                      ----------------


                           ALLEGIANCE CAPITAL TRUST I
                 CLASS D-R REVOLVING CERTIFICATE, SERIES 1998-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)


                           Registered Owner:
                                             -------------------
                                      D-1

DELIVERY DATE:                            SERIES TERMINATION DATE: July 15, 2019
              -----------------


         THIS CERTIFIES THAT the registered  owner  specified above is the owner
of a(n)           DOLLAR AND NO CENTS ($           ) nonassessable,  fully paid,
       ----------                       -----------
undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding Corp. I (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Revolving Series 1998-1, dated as of August 1, 1998, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class D-R Revolving Certificates, Series 1998-1 having a Scheduled Maturity of September 15, 1999 and a Series Termination Date of July 15, 2019 (herein called the "Class D-R Certificates") issued and to be issued under the Trust Agreement. This Class D-R Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class D-R Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings made by the Holder of this Certificate (as reduced by any amounts distributed as principal during the Funding Period),
pursuant to this Certificate, shall not exceed ($          ).
                                                 ----------

         Principal and other amounts distributable with respect to Class D-R Certificates shall be payable only to the extent of amounts available in accordance with, and to the extent of, the priorities for payment of Class D-R Certificates set forth in Section 3 of the Supplement for this Series and
Section 5.02 of the Trust Agreement, in installments ending no later than the Series Termination Date unless the Class D-R Certificates becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class D-R Certificate effected by distributions made on any such Payment Date shall be binding upon all future Holders of this Class D-R Certificate and of any Class D-R Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class D-R Certificate. All payments with respect to all of the Class D-R Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of this Class D-R Certificate bears to the Outstanding Principal Amount of all Class D-R Certificates of such Series; provided that, if as a result of such
                                          --------
proration a portion of such payment would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class D-R Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class D-R Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of all Class D-R Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         All amounts payable with respect to this Class D-R Certificate on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). Such amounts are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The  property  of the Trust  Estate  includes  certain  Loan Assets and certain other assets described in the Trust Agreement. The Class D-R Certificates of the 1998-1 Series and all other Series of Class D-R Certificates issued under the Trust Agreement are payable out of the Trust Estate pari passu among such Class D-R Certificateholders equally and ratably without prejudice, priority or distinction between any Class D-R Certificate by reason of time of issue or otherwise. The Class D-R Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class D-R Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Except as otherwise may be provided in future Supplements to the Trust Agreement, payments on the Class D-R Certificates are subordinate to payments on all other Classes of Certificates.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time, except that the Depositor may cause the Trust to prepay on a dollar for dollar basis the principal, without penalty or premium, of any Outstanding Series of Revolving Certificates with the proceeds of the issuance of a Series of Term Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D-R Certificates having the same Scheduled Maturity, Series Termination Date, authorized denomination(s) and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class D-R Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class D-R Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of this Class D-R Certificate, but solely from the assets of the Trust Estate and the Class D-R Certificate Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed.

         IN WITNESS WHEREOF, Allegiance Funding Corp. I has caused this instrument to be signed, manually, by its President or a Vice President.


                                                 ALLEGIANCE FUNDING CORP. I

                                                  By:
                                                     ------------------------
                                                  Title:
                                                      ------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the  Class  D-R   Certificates   described   in  the
within-mentioned Trust Agreement.

Dated:
      --------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee


By:
      ---------------------------------
                  Authorized Signatory

Schedule to Class D-R Revolving Certificates, Series 1998-1


 Disbursement                                              Principal Payment
 Date of Funding               Amount of Funding           and Date Paid
--------------------------------------------------------------------------------